SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: November 4, 2009
Date of earliest event reported: November 4, 2009
MARTHA STEWART LIVING OMNIMEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15395	52-2187059
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

601 W. 26th Street
New York, NY		10001
(Address of principal executive		(Zip Code)
offices)
(212) 827-8000
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 4, 2009, Martha Stewart Living Omnimedia, Inc. (the “Company”) announced via press release its preliminary results of operations for its quarter ended September 30, 2009. A copy of the press release is attached as Exhibit 99.1 hereto. The information contained in this report shall be treated as furnished and not filed for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit	Description

	99.1	Press release dated November 4, 2009 by the Company, reporting its preliminary results of operations for the quarter ended September 30, 2009 (furnished and not filed herewith as described in Item 2.02).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC.
Date: November 4, 2009	By:	/s/ Peter Hurwitz
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated November 4, 2009 by the Company, reporting its preliminary results of operations for the quarter ended September 30, 2009 (furnished and not filed herewith as described in Item 2.02).